DUNHAM FUNDS

Dunham High-Yield Bond Fund

Class A (DAHYX)

Class C (DCHYX)

Class N (DNHYX)

Supplement dated June 29, 2017 to the Statutory Prospectus dated February 28, 2017, as amended April 10, 2017 (the “Prospectus”), and the Summary Prospectus dated April 10, 2017 (the “Summary Prospectus”). This Supplement updates and supersedes any contrary information contained in the Prospectus and Summary Prospectus.

The purpose of this supplement is to describe important changes to the Dunham High-Yield Bond Fund (the “Fund”).

Effective July 1, 2017, PineBridge Investments LLC (“PineBridge” or “Sub-Adviser”) replaces Penn Capital Management Company, Inc. (“Penn”) as sub-adviser to the Dunham High-Yield Bond Fund (the “Fund”). Also, effective July 1, 2017, the index used to calculate the Sub-Adviser’s performance fee is the Barclays U.S. High-Yield Ba/B 2% Issuer Capped Index.

Reference is made to the section entitled “Fees and Expenses of the Fund” located on page 19 of the Prospectus and page 1 of the Summary Prospectus. The table describing the expenses of the Fund is deleted in its entirety and replaced with the following:

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	0.75%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.92%	0.92%	0.92%
Distribution and/or Service (12b-1) Fees	0.25%	0.75%	0.00%
Other Expenses	0.29%	0.29%	0.29%
Acquired Fund Fees and Expenses(2)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.47%	1.97%	1.22%
(1)	Management Fees have been restated to reflect a new Sub-Advisory agreement that is effective July l, 2017. The Management fees assume the Sub-Adviser’s base fee. Actual Sub-Advisory fees may be higher or lower depending on Fund performance. The new Sub-Advisory fee is a fulcrum fee with a base or fulcrum of 32 bps (0.32%) and can range from 0.22% to 0.42%, depending on the effect of performance fees.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.
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The table under the sub-heading “Example” that describes the costs of investing in shares of the Fund is deleted in its entirety and replaced with the following:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$716	$1,013	$1,332	$2,231
Class C	$200	$618	$1,062	$2,296
Class N	$124	$387	$670	$1,477

The information under the sub-headings “Sub-Adviser” and “Sub-Adviser Portfolio Managers” on page 21 of the Prospectus and page of the Summary Prospectus is deleted in its entirety and replace with the following:

Sub-Adviser: PineBridge Investments LLC (“PineBridge or the “Sub-Adviser”).

Sub-Adviser Portfolio Manager: John Yovanovic, CFA, has primary responsibility for the day-to-day management of the Fund since July 2017. Mr. Yovanovic is a Managing Director and the Head of High Yield Portfolio Management at PineBridge where he has worked for 17 years. He has a BBA from the University of Houston.

The portion of the table following the section entitled “MANAGEMENT” on page 81 of the Prospectus describing the sub-advisory fulcrum fee arrangement for the Fund is amended to read as follows:

Fund	Current Management Fee Rates	Adviser’s Portion	Sub-Adviser’s Portion
Dunham High Yield Bond Fund	0.82% – 1.02%	0.60%	0.22% - 0.42%

The information describing Penn on page 85 of the Prospectus is deleted in its entirety and replaced with the following:

Dunham High-Yield Bond Fund

PineBridge, located at 399 Park Avenue, 4th Floor, New York, New York 10022, serves as the Sub-Adviser for the Dunham High-Yield Bond Fund. PineBridge is an indirect subsidiary of Bridge Partners, L.P., a partnership formed by Pacific Century Group, an Asia-based private investment group. PineBridge provides investment advice and markets asset management products and services to clients around the world. As of March 31, 2017, PineBridge managed approximately $80 billion in assets.

John Yovanovic, CFA

Portfolio Manager

Mr. Yovanovic has primary responsibility for the day-to-day management of the Fund since July 2017. Mr. Yovanovic is a Managing Director and the Head of High Yield Portfolio Management at PineBridge. He has worked at PineBridge for 17 years and has 26 years in the industry. Mr. Yovanovic has a BBA from the University of Houston in 1991 and is a CFA Charterholder.

You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and Statement of Additional Information dated February 28, 2017, as amended April 10, 2017, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Dunham Funds at (888) 3DUNHAM (338-6426).

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